MERGER (Tables)	12 Months Ended
Dec. 31, 2022
MERGER
Consideration Transferred, Asset Acquired And Liabilities Assumed
Fair value of shares of Common Stock issued	$3,369,371
Fair Value of Series B Convertible Preferred Stock issued at closing	18,212,960
Total fair value of consideration transferred	$21,582,331

Tangible assets acquired	$-
Accounts payable assumed	(150,000)
Total identifiable net assets	(150,000)
IPR&D expense recognized	21,732,331
Total fair value of consideration	$21,582,331